Loncar Cancer Immunotherapy ETF
Schedule of Investments
May 31, 2021 (Unaudited)
Shares		Security Description	Value
		COMMON STOCKS - 100.0%
		Biotechnology - 87.5% (a)
57,579		Allogene Therapeutics, Inc. (b)	$1,479,780
14,085		ALX Oncology Holdings, Inc. (b)	796,648
53,306		Arcus Biosciences, Inc. (b)	1,323,055
29,294		AstraZeneca plc - ADR	1,663,020
65,497		Atara Biotherapeutics, Inc. (b)	888,139
6,927		BeiGene, Ltd. - ADR (b)	2,483,399
12,145		BioNTech SE - ADR (b)	2,477,580
37,055		Bluebird Bio, Inc. (b)	1,153,152
26,230		Bristol-Myers Squibb Company	1,723,836
16,259		Fate Therapeutics, Inc. (b)	1,245,439
40,651		Genmab A/S - ADR (b)	1,651,244
26,052		Gilead Sciences, Inc.	1,722,298
16,553		IGM Biosciences, Inc. (b)	1,235,681
42,619		I-Mab - ADR (b)	3,455,122
55,910		Legend Biotech Corporation - ADR (b)	2,201,177
69,587		MacroGenics, Inc. (b)	2,240,006
19,026		Merck & Company, Inc.	1,443,883
93,988		Nektar Therapeutics (b)	1,698,363
22,040		Nkarta, Inc. (b)	536,674
3,296		Regeneron Pharmaceuticals, Inc. (b)	1,656,009
36,503		Replimune Group, Inc. (b)	1,422,522
33,031		Scholar Rock Holding Corporation (b)	887,543
126,719		Trillium Therapeutics, Inc. (b)	1,009,950
36,822		Xencor, Inc. (b)	1,416,174
30,391		Y-mAbs Therapeutics, Inc. (b)	1,088,910
			38,899,604
		Pharmaceuticals - 12.5%
5,562		Argenx SE - ADR (b)	1,551,742
10,236		CRISPR Therapeutics AG (b)	1,209,690
31,908		Iovance Biotherapeutics, Inc. (b)	592,532
56,854		MorphoSys AG - ADR (b)	1,255,336
30,129		Zymeworks, Inc. (b)	940,025
			5,549,325
		TOTAL COMMON STOCKS (Cost $38,545,277)	44,448,929

		SHORT-TERM INVESTMENTS - 0.1%
21,370		First American Government Obligations Fund - Class X, 0.03% (c)	21,370
		TOTAL SHORT-TERM INVESTMENTS (Cost $21,370)	21,370
		Total Investments (Cost $38,566,647) - 100.1%	44,470,299
		Liabilities in Excess of Other Assets - (0.1)%	(28,979)
		NET ASSETS - 100.0%	$44,441,320

		Percentages are stated as a percent of net assets.

	ADR	American Depositary Receipt.
	(a)
To the extent that the Fund invests more heavily in particular industry groups of the economy, its performance will be especially sensitive to developments that significantly affect those industry groups or strategies.

	(b)	Non-income producing security.
	(c)	Rate shown is the annualized seven-day yield as of May 31, 2021.

Summary of Fair Value Disclosure at May 31, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.
To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2021:
Loncar Cancer Immunotherapy ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$44,448,929	$-	$-	$44,448,929
Short-Term Investments	21,370	-	-	21,370
Total Investments in Securities	$44,470,299	$-	$-	$44,470,299
^See Schedule of Investments for breakout of investments by industry group classification.

For the period ended May 31, 2021, the Fund did not recognize any transfers to or from Level 3.